Exhibit 99.1

Investor Presentation July 2020 F&M TRUST Franklin Financial Services Corporation 1

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms. Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements. These factors include (but are not limited to) the following: general economic conditions, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K. F&M TRUST Franklin Financial Services Corporation 2

CEO Comments Since our shareholder meeting on April 28, 2020, Franklin Financial Services Corporation and its wholly owned bank, F&M Trust of Chambersburg, have been working diligently to maintain earnings and position the company to successfully navigate a near term future that, while difficult if not impossible to foretell, is likely to be challenging as the effects of the pandemic and a potential decrease in stimulus payments takes hold of the economy. The company is making moves to minimize compression of its net interest margins, bolster fee income producing lines of business, analyze and strengthen its loan portfolio and add to loan loss reserves and capital in order to be positioned well for future growth when the effects of the pandemic subside. Due to the steps we have been taking we are able to prudently maintain our quarterly cash dividend at $.30 per share. The following investor presentation being released on Form 8(k) is a supplement to our quarterly earnings release. While it remains very difficult to give clear earnings guidance for the rest of the year, we can give you insight as to where we are today and what we are doing for tomorrow. We appreciate the support of our shareholders and I am available to you at anytime to listen to your concerns and ideas and answer your questions to the best of my ability. Sincerely, Franklin Financial Services Corporation F&M TRUST Franklin Financial Services Corporation 3

Response to COVID-19 Pandemic Operational Response Customer Assistance Communication and Marketing Community Support F&M TRUST Franklin Financial Services Corporation 4

Operational Response F&M Trust Community Office hours were temporarily adjusted at select locations effective April 27, 2020 due to reduced customer traffic All F&M Trust Community Offices fully reopened and returned to normal hours of operation effective July 13, 2020 Modified operations at the bank’s Brookview Community Office remain until further notice due to specific circumstances at the Menno Haven retirement community To protect the bank’s at-risk customers, F&M Trust lobbies are reserved for senior citizens (customers age 60 and older) and those with underlying health conditions on Tuesdays and Thursdays from 9:00 a.m. to 10:00 a.m. Employee work-from-home rotation schedules ceased on June 19, 2020 and were reinstituted on July 17, 2020 due to new orders from the Commonwealth of Pennsylvania F&M TRUST Franklin Financial Services Corporation 5

Operational Response F&M Trust continues to take the following health and safety precautions at all offices: Requiring face masks or face coverings for employees and customers Placing decals on floors to help maintain social distancing Thoroughly cleaning and disinfecting workstations, counters and commonly used areas Using clear protections (sneeze guards) for workstations in common areas Provided ongoing updates and guidance for employees pursuant to the bank’s Return to Work plan as local counties moved through the Red, Yellow and Green phases of reopening Modified the bank’s Paid Time Off (PTO) policy due to the pandemic’s impact on employees’ ability to take PTO and to provide supervisors greater flexibility in managing PTO requests F&M TRUST Franklin Financial Services Corporation 6

Operational Response Maintained COVID-19 Response Team consisting of the following senior leaders: Timothy G. Henry – President and Chief Executive Officer Lorie Heckman – Senior Vice President, Chief Risk Officer Karen K. Carmack, DM – Senior Vice President, Chief Human Resources Officer The bank’s COVID-19 Response Team and additional senior leaders listed below continue to conduct weekly virtual briefings to coordinate operations and monitor issues related to the COVID-19 pandemic Mark R. Hollar – Senior Vice President, Chief Financial Officer & Treasurer Steven D. Butz – Senior Vice President, Chief Commercial Services Officer Patricia A. Hanks – Senior Vice President, Chief Retail Services Officer Ronald L. Cekovich – Senior Vice President, Chief Information & Operations Officer Matthew D. Weaver – Senior Vice President, Chief Marketing Officer F&M TRUST Franklin Financial Services Corporation 7

Customer Assistance Directed customers to the bank’s convenience services including online banking, the F&M Trust mobile banking app, Freedom Access Center (telephone banking) and call center Introduced an Emergency Personal Line of Credit for existing and non-customers who are experiencing a financial hardship Responded to requests from commercial and retail customers to provide loan modifications including three to six month interest-only or full payment deferrals due to economic conditions Posted content on social media channels and the bank’s blog, Money Moves, educating our customers and communities of fraud and scams related to COVID-19 Watch out for unemployment scams Watch out for unemployment scams June 05,2020/Ray Wills In an elaborate scheme, scammers are stealing people's identities, fraudulently filing for unemployment benefits and then directing the money to their own bank accounts or intercepting paper checks that are then paid out by state governments. F&M TRUST Franklin Financial Services Corporation 8

Customer Assistance Continued participation in the Paycheck Protection Program (PPP), under the Coronavirus Aid, Relief and Economic Security (CARES) Act, to offer economic relief for local businesses Allocated bank-wide resources to support the program and funded 732 loans for $62.8 million for F&M Trust customers and non-customers F&M Trust continues to support PPP loan applications during the extended funding period through August 8, 2020 and forgiveness applications for eligible borrowers To date, the Paycheck Protection Program loans are expected to impact 732 small businesses with over 8,000 employees within the F&M Trust marketplace Anticipate $2.1 million in deferred origination fees from PPP loans to be recognized over the expected two-year life of the loans; income recognition may be accelerated if PPP loans are granted forgiveness F&M TRUST Franklin Financial Services Corporation 9

Communication and Marketing Published ongoing content to the bank’s website, fmtrust.bank, with updates and resources related to COVID-19, Community Office reopening, the Paycheck Protection Program and the CARES Act federal stimulus payments Provided timely and valuable information to customers through multiple channels including email, social media, online and mobile banking and office drive-up windows Launched “Ahead” campaign on television, radio, outdoor, digital and direct mail to promote the shift in consumer sentiment as businesses and communities begin to reopen F&M TRUST Franklin Financial Services Corporation 10

Community Support F&M Trust donated $100,000 to be distributed among various organizations across the bank’s marketplace for COVID-19 relief efforts The funds for this effort were reallocated from budgeted business development activities, bank events and sponsorships that were cancelled due to COVID-19 Organizations receiving the investment include the United Way of Franklin County, the United Way of the Capital Region, the United Way of Carlisle & Cumberland County, the United Way of the Shippensburg area, the Fulton County Family Partnership and numerous fire companies and emergency rescue services that support the bank’s community office network F&M TRUST Franklin Financial Services Corporation 11

YTD Financial Updates Continued to monitor and reduce deposit rates in response to market conditions Net interest margin is 3.39% compared to 3.80% for the same period in 2019 Allowance for loan loss ratio of 1.64%; non-performing loan ratio of 0.41% Recorded a provision for loan loss expense of $2.0 million for the second quarter of 2020 due to changing Qualitative Factors related to the COVID-19 pandemic Provided payment modifications on 290 loans totaling approximately $196 million Capital position remained strong with a total risk-based capital ratio of 15.93% and a leverage ratio of 9.22% F&M TRUST Franklin Financial Services Corporation 12

YTD Financial Updates Maintained the dividend at $0.30 per share for the third quarter of 2020 Liquidity remained strong both on the balance sheet and with resources available if needed including Paycheck Protection Program Liquidity Facility (PPPLF) funding Profitability in 2020 has positioned the company to increase the allowance for loan losses and strengthen capital levels as the company heads into a time of economic uncertainty Loan-to-deposit ratio of 79% enhances liquidity position and allows for quality lending opportunities Significant reduction in participation loans has improved overall portfolio credit quality F&M TRUST Franklin Financial Services Corporation 13

YTD Financial Updates New mortgage originations totaled $37.4 million, an increase of 110.3% from 2019 Fee income from new mortgages originated for sale in the secondary market increased $214,000 over the same period in 2019 Consumer loan originations increased 139.2% when compared to 2019, primarily due to the bank’s new FlexLOC® home equity product Online banking and mobile banking users have increased 9.0% and 18.0% respectively from the same period in 2019 as customers transition to digital banking channels After-hours call center usage increased 49.0% from June 2019 to June 2020, with peak volume occurring in March 2020 at 508 customer calls handled F&M TRUST Franklin Financial Services Corporation 14

Loan Modifications by Industry* Dollars in Thousands (000’s) Balance Percent of Gross Loans Real Estate Non-Real Estate Real Estate and Rental and Leasing $72,389 7% $72,138 $251 Accommodation and Food Services $70,796 7% $70,260 $536 Retail Trade $24,198 2% $24,063 $135 Health Care and Social Assistance $6,974 1% $5,434 $1,540 Construction $4,590 < 1% $2,635 $1,955 Arts, Entertainment, and Recreation $3,842 < 1% $3,466 $376 Agriculture, Forestry, Fishing and Hunting $2,705 < 1% $2,603 $102 Other Services (except Public Administration) $1,801 < 1% $1,537 $264 Administrative / Support & Waste Mgmt. / Remed. Services $1,521 < 1% $1,263 $258 Transportation and Warehousing $1,407 < 1% $440 $967 Public Administration $396 < 1% $396 $ – Professional, Scientific, and Technical Services $360 < 1% $ – $360 Manufacturing $311 < 1% $120 $191 Residential and Consumer Loans $5,198 1% $5,161 $37 Total $196,488 19% $189,516 $6,972 *Loan deferrals as of June 30, 2020 by North American Industry Classification System (NAICS) code and type of collateral F&M TRUST Franklin Financial Services Corporation 15

Pandemic Risk by Industry and Collateral Dollars in Thousands (000’s) Medium Risk Real Estate Secured Non-Real Estate Secured Retail – Consumer Loans – Non-Real Estate $5,821 $0 $5,821 Construction $65,792 $57,710 $8,082 Real Estate and Rental and Leasing $295,032 $282,948 $12,084 Total $366,645 $340,658 $25,987 High Risk Arts, Entertainment and Recreation $14,649 $13,677 $972 Retail Trade – Non Operating Sectors $34,109 $31,835 $2,274 Accommodation and Food Services $79,107 $77,611 $1,496 Total $127,865 $123,123 $4,742 F&M TRUST Franklin Financial Services Corporation 16

Liquidity Available at June 30, 2020 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $372,200 $ – $372,200 Federal Reserve Bank Discount Window $23,000 $ – $23,000 Correspondent Banks $21,000 $ – $21,000 Total $416,200 $ – $416,200 F&M TRUST Franklin Financial Services Corporation 17

Outlook for Remainder of 2020 Anticipating a challenging economic environment and slow recovery in the second half of 2020 and into 2021 with potential for a deterioration in credit metrics The low interest rate environment will continue to put pressure on net interest margin Moderate loan demand through the balance of 2020 and strong competition to meet that demand will temper loan growth Deposit growth likely as depositors look for safety for their funds We anticipate and have prepared for customers continuing to transition to digital banking and call center channels for day-to-day financial needs F&M TRUST Franklin Financial Services Corporation 18

Outlook for Remainder of 2020 Residential mortgage business will continue to grow due to high levels of refinance business and increasing levels of home purchases Improving performance from the Investment & Trust Services business line primarily due to rebound in equity market performance and cost control Recognized fee income from Paycheck Protection Program as loans are forgiven F&M TRUST Franklin Financial Services Corporation 19

Financial Updates Second Quarter Ended June 30, 2020 F&M TRUST Franklin Financial Services Corporation 20

A Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of June 30, 2020 2020 Franklin Financial Median PA Banks Peer1 Trust 0.44% 0.06% BOLI 0.04% 0.05% Insurance / Investment Banking / Brokerage 0.02% 0.06% Loan Fees & Charges 0.12% 0.02% Service Charges on Deposits 0.15% 0.18% Other2 0.24% 0.26% Total Noninterest Income2 1.00% 0.62% 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of March 31, 2020; Source: S&P Global Market Intelligence; 2Excludes gains on sales and life insurance F&M TRUST Franklin Financial Services Corporation 21

Stable, Low Cost Funding Cost of Funds (%) 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2016 0.23 2017 0.25 2018 0.40 2019 0.64 6/30/2020 YTD 0.38 Franklin Financial Deposit Mix ($000’s) MMDAs & Savings $558.60 43.9% NOW & Other Transaction $386.20 30.3% Demand Deposits $248.90 19.5% Retail Time $79.70 6.3% F&M TRUST Franklin Financial Services Corporation 22

A Growing and Diversified Loan Portfolio Loans Outstanding1 ($000’s) $ $200,000 $400,000 $600,000 $800,000 $1,000,000 2016Y $279,350 $108,787 $219,323 $153,158 $84,572 $49,213 $133,302 2017Y $312,048 $101,704 $209,247 $176,384 $95,695 $49,064 $115,331 2018Y $381,104 $93,871 $196,238 $168,352 $88,586 $45,342 $93,443 2019Y $372,076 $78,712 $192,583 $140,784 $106,014 $46,350 $67,736 6/30/2020 $381,519 $71,046 $203,020 $153,376 $104,211 $41,986 $62,513 $63,724 Commercial Real Estate Construction Commercial (C&I) Ag. Consumer and Other 1-4 Family Paycheck Protection Program State/Muni Loans Purchased Participations Purchased participations are included as part of the loans outstanding F&M TRUST Franklin Financial Services Corporation 23

Investment and Trust Services YTD New Assets Under Management ($000’s) $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 January February March April May June July August September October November December 2017 2018 2019 6/30/2020 F&M TRUST Franklin Financial Services Corporation 24

Investment and Trust Services Total Number of Accounts 1,650 1,675 1,700 1,725 1,750 1,775 1,800 12/31/2017 12/31/2018 12/31/2019 6/30/2020 F&M TRUST Franklin Financial Services Corporation 25

Investment and Trust Services Total Assets Under Management ($000’s) $0, $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 March 2020 $109,145 $674,199 $783,344 April 2020 $115,682 $712,201 $827,882 May 2020 $121,003 $737,071 $858,074 June 2020 $121,781 $743,385 $865,167 F&M TRUST Franklin Financial Services Corporation 26

Strong Core Credit Quality Nonperforming Assets1 / Assets (%) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2016Y 0.92% 2017Y 0.45% 2018Y 0.44% 2019Y 0.31% 6/30/2020 0.29% 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 27

Balance Sheet Highlights Dollars in Thousands (000’s) 2016Y 2017Y 2018Y 2019Y 6/30/2020 Total Assets $1,127,443 $1,179,813 $1,209,587 $1,270,923 $1,423,111 Cash and Cash Equiv. $36,665 $58,603 $52,957 $83,828 $58,599 Investments $145,925 $127,336 $131,846 $187,873 $286,557 Net Loans1 $883,338 $932,350 $960,960 $922,609 $995,583 Deposits $982,120 $1,047,181 $1,082,629 $1,125,392 $1,273,353 Shareholders’ Equity $116,493 $115,144 $118,396 $127,528 $134,840 1 Includes $62.0 million Paycheck Protection Program loans at June 30, 2020 F&M TRUST Franklin Financial Services Corporation 28

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 6/30/2019 Quarter Ended 3/31/2020 Quarter Ended 6/30/2020 Interest Income $12,396 $11,665 $11,165 Interest Expense $1,833 $1,413 $833 Provision for Losses $0 $3,000 $1,975 Noninterest Income1 $3,454 $3,337 $3,385 Noninterest Expense $9,606 $9,778 $9,644 Net Income $3,984 $1,719 $3,067 1 Excludes securities gains F&M TRUST Franklin Financial Services Corporation 29

Key Performance Measures Percent (%) Quarter Ended 6/30/2019 Quarter Ended 3/31/2020 Quarter Ended 6/30/2020 Return on Avg. Assets 1.28 0.54 0.89 Return on Avg. Equity 13.12 5.31 9.43 Efficiency Ratio 66.78 65.94 68.61 Net Interest Margin 3.74 3.53 3.26 Noninterest Inc1 / Operating Revenue 21.80 22.24 22.49 1Excludes securities gains F&M TRUST Franklin Financial Services Corporation 30

Well-Positioned to Manage Uncertain Times Percent (%) Quarter Ended 6/30/2019 Quarter Ended 3/31/2020 Quarter Ended 6/30/2020 Risk-Based Capital Ratio (Total) 15.19 15.80 15.93 Leverage Ratio (Tier 1) 9.63 9.45 9.22 Common Equity Ratio (Tier 1) 13.93 14.53 14.66 Tangible Common Equity Ratio 9.24 9.58 9.18 Nonperforming Assets1 / Total Assets 0.68 0.29 0.29 Allowance for Loan Loss as a % of Loans 1.28 1.57 1.64 Allowance to Nonperforming Loans 221.32 395.57 397.86 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 31

Strong Dividend Yield Per Share Measure / Market Valuation Quarter Ended 6/30/2019 Quarter Ended 3/31/2020 Quarter Ended 6/30/2020 Diluted Earnings Per Share $0.90 $0.39 $0.71 Cash Dividend Yield 3.14% 4.37% 4.63% Regular Cash Dividends Paid $0.30 $0.30 $0.30 Market Value (Per Share) $38.24 $27.45 $25.90 Book Value $28.21 $29.74 $30.98 Tangible Book Value1 $26.21 $27.66 $28.91 Market Cap ($M) $167.60 $119.1 $112.70 Price / Book (%) 135.60% 92.3% 83.6% Price / Tangible Book (%) 146.23% 99.2% 89.6% Price / LTM EPS (X) 11.25 8.24 8.25 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 32

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) 6/30/2019 3/31/2020 6/30/2020 Shareholders’ equity 123,914    129,005 $    134,840 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 114,898 119,989 125,824 Shares outstanding (in thousands) 4,383 4,338 4,352 Tangible book value (non-GAAP) 26.21 27.66 28.91 Efficiency Ratio Noninterest expense 9,606 9,778 $    9,644 Net interest income 10,563 10,252 10,332 Plus tax equivalent adjustment to net interest income 368 300 340 Plus noninterest income, net of securities transactions 3,454 4,276 3,385 Total revenue 14,385 14,828 14,057 Efficiency Ratio (non-GAAP) 66.78% 65.94% 68.61% F&M TRUST Franklin Financial Services Corporation 33

Summary The Company is well capitalized which provides the ability to assist customers and communities through a challenging time Asset quality is good due to significantly lower dependence on participation loans though some deterioration can be expected as a result of effects of the pandemic Seasoned and experienced senior management team have previously worked through difficult economic conditions and have been actively positioning the bank to successfully navigate the current economic conditions Earnings performance leading into uncertain times allows for additional provision for loan losses Liquidity remains strong with resources available if needed F&M TRUST Franklin Financial Services Corporation 34

Thank You Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 35